Exhibit 99.1

MarkWest Hydrocarbon, Inc.	Contact:	Frank Semple, President & CEO
1515 Arapahoe Street		Nancy Buese, Senior VP & CFO
Tower 2, Suite 700		Andy Schroeder, VP Finance & Treasurer
Denver, CO 80202	Phone:	(866) 858-0482 Fax: (303) 925-9308
	E-mail:	investorrelations@markwest.com
	Website:	www.markwest.com

MarkWest Hydrocarbon Announces Restatement of Certain Prior
Periods With No Change to the Balance Sheet, Income From Operations,
Net Income, or Distributable Cash Flow

DENVER—October 31, 2007—MarkWest Hydrocarbon, Inc. (AMEX: MWP) today announced that the Audit Committee of it’s Board of Directors determined it is necessary to restate the Company’s consolidated financial statements for the years ended December 31, 2006 and 2005, including the quarters therein, and the quarters ended March 31 and June 30, 2007.  As discussed below, the restatement does not result in a change to the consolidated balance sheets, net income, consolidated statements of cash flows, or distributable cash flow for such periods.  The restatements will be filed in a Form 10-K/A for the year ended December 31, 2006, and Forms 10-Q/A for the first and second quarters of fiscal 2007.  A table summarizing the restatements is included within this press release.

The restatement followed an extensive review by MarkWest of it’s accounting for revenue arrangements consistent with Emerging Issues Task Force Issue No. 99-19, Reporting Revenue Gross as a Principal versus Net as an Agent, during which MarkWest concluded that certain transactions in the East Texas segment of MarkWest Energy Partners, L.P., a wholly owned subsidiary, were incorrectly recorded net as an agent instead of being recorded gross as a principal. The reclassification has the effect of increasing “Revenue” and increasing, by the same amount, “Purchased product costs.”

While this reclassification of revenue and expenses within the consolidated statements of operations does not affect the consolidated balance sheets, net income, the consolidated statements of stockholders’ equity, consolidated statements of cash flows, or distributable cash flow, the Audit Committee and management determined that the misstatement required a restatement of the consolidated statements of operations.

The Company’s management and Audit Committee consulted with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, in reaching the conclusion to restate the financial statements.

The following tables present the impact of the restatement on the affected line items of the Condensed Consolidated Statements of Operations for the periods presented (in thousands):

	Three months ended June 30, 2007		Six months ended June 30, 2007
	As Previously Reported	Restated	As Previously Reported	Restated
Revenue	$162,980	$184,875	$324,468	$362,586
Purchased product costs	109,507	131,402	213,714	251,832
Income from Operations	2,717	2,717	14,852	14,852

	Three months ended June 30, 2006		Six months ended June 30, 2006
	As Previously Reported	Restated	As Previously Reported	Restated
Revenue	$173,294	$186,141	$413,154	$436,785
Purchased product costs	116,523	129,370	298,151	321,782
Income from Operations	17,566	17,566	39,521	39,521

	Three months ended March 31, 2007		Three months ended March 31, 2006
	As Previously Reported	Restated	As Previously Reported	Restated
Revenue	$161,488	$177,711	$239,860	$250,644
Purchased product costs	104,207	120,430	181,628	192,412
Income from Operations	12,135	12,135	21,955	21,955

	Three months ended September 30, 2006		Nine months ended September 30, 2006
	As Previously Reported	Restated	As Previously Reported	Restated
Revenue	$206,237	$220,137	$619,391	$656,922
Purchased product costs	108,036	121,936	406,187	443,718
Income from Operation	52,113	52,113	91,634	91,634

	Three months ended December 31, 2006		Year ended December 31, 2006
	As Previously Reported	Restated	As Previously Reported	Restated
Revenue	$166,331	$182,759	$785,722	$839,681
Purchased product costs	106,140	122,568	512,327	566,286
Income from Operation	14,161	14,161	105,795	105,795

	Year ended December 31, 2005
	As Previously Reported	Restated
Revenue	$714,177	$756,183
Purchased product costs	583,084	625,090
Income from Operations	21,521	21,521

###

MarkWest Hydrocarbon, Inc. (AMEX: MWP) controls and operates MarkWest Energy Partners, L.P. (NYSE: MWE), a publicly traded limited partnership engaged in the gathering, processing and transmission of natural gas; the transportation, fractionation and storage of natural gas liquids; and the gathering and transportation of crude oil. We also market natural gas and NGLs.

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements.  Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties.  Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.  The forward-looking statements involve risks and uncertainties that affect our operations, financial performance and other factors as discussed in our filings with the Securities and Exchange Commission.  Among the factors that could cause results to differ materially are those risks discussed in our Form 10-K for the year ended December 31, 2006, as amended, as filed with the SEC.  You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.”  We do not undertake any duty to update any forward-looking statement.

Although we believe that the expectations reflected in the forward-looking statements, specifically those referring to future performance, growth, cash flow, operating income, distributable cash flow (DCF), distributions, or other factors, are reasonable, these forward-looking statements are not guarantees of future performance, and we can give no assurance that such expectations will prove to be correct and that projected performance or distributions may not be achieved.  Among the factors that could cause results to differ materially are those risks discussed in our Form S-1, as amended, our Annual Report on Form 10-K for the year ended December 31, 2006, as amended, and our Quarterly Reports on Form 10-Q, each as filed with the SEC.  You are also urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those filings, which identify and discuss significant risks, uncertainties and various other factors that could cause actual results to vary significantly from those expressed or implied in the forward-looking statements.  We do not undertake any duty to update any forward-looking statement.

MarkWest Energy Partners and MarkWest Hydrocarbon will file a joint proxy statement/prospectus and other documents with the Securities and Exchange Commission (the “SEC”) in relation to the merger transaction announced on September 5, 2007.  Investors and security holders are urged to read these documents carefully when they become available because they will contain important information regarding MarkWest Energy Partners, MarkWest Hydrocarbon, and the transaction. A definitive joint proxy statement/prospectus will be sent to security holders of MarkWest Energy Partners and MarkWest Hydrocarbon seeking their approval of the transactions contemplated by the redemption and merger agreement. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when it is available) and other documents containing information about MarkWest Energy Partners and MarkWest Hydrocarbon, without charge, at the SEC’s website at www.sec.gov. Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus may also be obtained free of charge by directing a request to the entities’ investor relations department at 866-858-0482, or by accessing their website at www.markwest.com.

MarkWest Energy Partners, MarkWest Hydrocarbon, the officers and directors of the general partner of MarkWest Energy Partners, and the officers and directors of MarkWest Hydrocarbon may be deemed to be participants in the solicitation of proxies from their security holders. Information about these persons can be found in the Annual Report on Form 10-K for each of MarkWest Energy Partners and MarkWest Hydrocarbon, as filed with the SEC, and additional information about such persons may be obtained from the joint proxy statement/prospectus when it becomes available.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.